UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SUNCOKE ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO THE JOINT PROSPECTUS/CONSENT STATEMENT/PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 27, 2019

These additional definitive materials are being filed to update and supplement the joint prospectus/consent statement/proxy statement (the “proxy statement”) filed by SunCoke Energy, Inc. (“SunCoke”) with the Securities and Exchange Commission (the “SEC”) on May 22, 2019 and mailed by SunCoke to holders of SunCoke common stock (“SunCoke Stockholders”) and to holders of common units representing limited partner interests in SunCoke Energy Partners, L.P. (“SXCP”) commencing on May 23, 2019. The information contained on this Schedule 14A is incorporated by reference into the proxy statement. Terms used in these additional definitive materials, but not otherwise defined, shall have the meanings ascribed to such terms in the proxy statement.

The supplemental information contained in these additional definitive materials should be read in conjunction with the proxy statement, which should be read in its entirety. To the extent that information in these additional definitive materials differs from or updates information contained in the proxy statement, the information in these additional definitive materials shall supersede or supplement the information in the proxy statement. The information contained in this supplement speaks only as of June 14, 2019, unless the information specifically indicates that another date applies.

If you have not already submitted a proxy for use at the special meeting of SunCoke Stockholders since the distribution of the proxy statement, you are urged to do so promptly. These additional definitive materials do not affect the validity of any proxy card or voting instructions that SunCoke Stockholders may have previously received or delivered following the distribution of the proxy statement. No action is required by any SunCoke Stockholder who has previously delivered a proxy or voting instructions following the distribution of the proxy statement and who does not wish to revoke or change that proxy or voting instructions.

Certain lawsuits have been filed in the United States District Court for the District of Delaware (the “Court”), on behalf of a purported class of SXCP common unitholders, and a lawsuit also has been filed with the Court on behalf of a purported SunCoke stockholder. These lawsuits each allege various deficiencies in the disclosures in the proxy statement.

SunCoke and SXCP believe that the claims asserted are without merit.

While SunCoke believes that the disclosures set forth in the proxy statement comply fully with applicable law, to moot certain plaintiffs’ disclosure claims, to avoid nuisance, potential expense and delay and to provide additional information to our stockholders, SunCoke has determined to voluntarily supplement the proxy statement with the below disclosures.

Nothing in the below supplemental disclosure shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosure set forth herein or in the proxy statement. To the contrary, SunCoke denies all allegations in the lawsuits referred to above that any additional disclosures was or is required.

Unaudited Financial Projections of SunCoke and SXCP

The bold-faced, italicized language under the caption “Unaudited Financial Projections of SunCoke and SXCP” on page 46 of the proxy statement is hereby amended and supplemented by adding the following underlined text:

In developing the financial projections provided to the SXCP Conflicts Committee, the SunCoke Board and the financial advisors for SunCoke and the SXCP Conflicts Committee, SunCoke’s management made numerous material assumptions with respect to SunCoke and SXCP for the fiscal years ending December 31, 2019 through 2023, including:

After footnote (6) of the table summarizing projected financial information for SunCoke and SXCP on page 47 of the proxy statement, page 47 of the proxy statement is hereby amended and supplemented by including the following table:

The following additional financial information was also available for use by the SXCP Conflicts Committee, the SunCoke Board and the financial advisors for SunCoke and the SXCP Conflicts Committee:

Additional Financial Information	(Dollars in millions)
Standalone SunCoke Net Cash and Cash Equivalents on December 31, 2018(1)	$89.2
SunCoke Pneumonconiosis (Black Lung) Liability on December 31, 2018	$49.4
Estimated Annual Cost Savings Resulting from Merger	$2.0
Estimated Reduction in Federal Income Tax Resulting from Merger during the Five Year Period Ending December 31, 2025	$40.0

(1)	Excluding SXCP and its subsidiaries.

Opinion of SunCoke’s Financial Advisor

The paragraph under the caption “Opinion of SunCoke’s Financial Advisor — Analysis of SXCP — Discounted Cash Flow Analysis” on page 62 of the proxy statement is hereby amended and supplemented by adding the following bolded and underlined text:

Evercore performed a discounted cash flow analysis of SXCP by valuing the cash flows to be received by SXCP based on the SXCP Financial Projections. Evercore calculated the per unit value range for SXCP Public Units by utilizing a range of discount rates based on SXCP’s Weighted Average Cost of Capital (“WACC”), as estimated by Evercore based on the Capital Asset Pricing Model (“CAPM”) and SXCP’s non-traditional MLP and bulk terminal MLP peers, and terminal values based on a range of estimated EBITDA exit multiples and perpetuity growth rates. Evercore assumed a range of discount rates of 8.0% to 9.5%, a range of EBITDA exit multiples of 7.5x to 9.5x and a range of perpetuity growth rates of 0.0% to 2.0%, each of which was selected by Evercore based on its professional judgment, including Evercore’s analysis of SXCP’s WACC. For both the EBITDA exit multiple and perpetuity growth rate methodologies, Evercore adjusted the SXCP Public Unit value to incorporate the net present value of the projected cash tax benefit resulting from remedial income allocations to SunCoke (“Remedial Allocations”), which result in the holders of SXCP Public Units being allocated less than their pro-rata share of SXCP’s income, based on a 10.0% equity cost of capital, which was derived from the CAPM utilizing SXCP’s non-traditional MLP and bulk terminal MLP peers and Evercore’s professional judgment. The Discounted Cash Flow analysis utilizing the EBITDA exit multiple methodology to calculate terminal value resulted in an implied equity value per SXCP Public Unit range of $17.91 to $26.09. The Discounted Cash Flow Analysis utilizing the perpetuity growth rate methodology to calculate terminal value resulted in an implied equity value per SXCP Public Unit range of $11.07 to $22.45.

The first two tables under the caption “Opinion of SunCoke’s Financial Advisor — Analysis of SXCP — Peer Group Trading Analysis” on page 64 of the proxy statement are hereby amended and supplemented by removing such tables and replacing them with the following tables:

Non-Traditional MLPs:

Peer Entity	Enterprise Value / EBITDA
	2019E	2020E
Ciner Resources LP	8.9x	NA
Enviva Partners, LP	9.0	7.7
Martin Midstream Partners, L.P.	7.6	7.2

Bulk Terminals MLPs:

Peer Entity	Enterprise Value / EBITDA
	2019E	2020E
Blueknight Energy Partners, L.P.	10.3x	8.5x
Sprague Resources LP	8.1	7.4

The second paragraph under the caption “Opinion of SunCoke’s Financial Advisor — Analysis of SunCoke — Discounted Cash Flow Analysis” on page 65 of the proxy statement is hereby amended and supplemented by adding the following bolded and underlined text:

For the discounted cash flow analysis of SunCoke’s directly-held assets, Evercore calculated ranges of implied enterprise value of SunCoke’s directly-held assets utilizing a range of discount rates based on SunCoke’s WACC, as estimated by Evercore based on the CAPM and SunCoke’s steel-supplier and steel producer peers and Evercore’s professional judgment, and terminal values based on a range of estimated EBITDA exit multiples as well as perpetuity growth rates. Evercore assumed a range of discount rates of 11.0% to 13.0%, a range of EBITDA exit multiples of 5.5x to 7.5x and a range of perpetuity growth rates of 0.0% to 2.0%, each of which was selected by Evercore based on its professional judgment, including Evercore’s analysis of SunCoke’s WACC. Evercore then added the implied values of the SXCP Common Units owned by SunCoke, derived from the Discounted Cash Flow Analysis of SXCP, and the implied values of SunCoke’s general partner interest in SXCP, derived from the SunCoke Precedent M&A Transaction Analysis (described below), to the implied enterprise value ranges based on the discounted cash flow analysis of SunCoke’s directly-held assets to derive ranges of SunCoke’s total enterprise value. Evercore then added the SunCoke’s net cash as of January 1, 2019, and subtracted SunCoke’s liability for pneumoconiosis benefits as of January 1, 2019, as provided by management of SunCoke, to derive implied ranges of SunCoke’s equity value. Evercore then divided the ranges of implied equity values of SunCoke by the number of fully-diluted shares of SunCoke Common Stock outstanding as of January 1, 2019, to derive ranges of implied values per share of the SunCoke Common Stock. Evercore then subtracted the net present value of the projected cash tax expense resulting from Remedial Allocations utilizing a discount rate of 12.0% based on SunCoke’s WACC from the implied values per share of SunCoke Common Stock.

The first table under the caption “Opinion of SunCoke’s Financial Advisor — Analysis of SunCoke — Peer Group Trading Analysis” on page 67 of the proxy statement is hereby amended and supplemented by removing such table and replacing it with the following table:

Peer Entity:	Enterprise Value / EBITDA
	2019E	2020E
Cleveland-Cliffs Inc.	6.9x	7.8x
Sims Metal Management Limited	4.9	4.6

—END OF SUPPLEMENT TO DEFINITIVE PROXY STATEMENT—

Important Additional Information and Where to Find It

In connection with the proposed merger, SunCoke Energy, Inc. (“SunCoke”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive joint prospectus/consent statement/proxy statement (the “proxy statement”) and has mailed the proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. The proxy statement and other relevant materials, and any and all documents filed by SunCoke or SXCP with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by SunCoke or SXCP without charge, upon written or oral request to SunCoke Energy, Inc., 1011 Warrenville Road, Suite 600, Lisle, IL 60532, Attention: Investor Relations, or by telephone at (630) 824-1907, or from SXCP, without charge, upon written or oral request to SunCoke Energy Partners, L.P., 1011 Warrenville Road, Suite 600, Lisle, IL 60532, Attention: Investor Relations, or by telephone at (630) 824-1987.

This supplement to the proxy statement does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this Schedule 14A include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. SunCoke makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included or incorporated by reference in this Schedule 14A regarding the benefits of the Merger, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts, may constitute forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as “may,” “will,” “expect,” “intend,” “estimate,” “foresee,” “project,” “anticipate,” “believe,” “plans,” “forecasts,” “continue” or “could” or the negative of these terms or variations of them or similar terms. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks, and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, those discussed in Item 1A of each of SunCoke’s Annual Report on Form 10-K for the year ended December 31, 2018, filed on February 15, 2019, and SXCP’s Annual Report on Form 10-K for the year ended December 31, 2018, filed on February 15, 2019, entitled “Risk Factors,” risk factors discussed in other reports that each of SunCoke and SXCP file with the SEC and the following risks arising in connection with or impacted as a result of the Merger:

•	The Closing, expected timing, and benefits of the Merger;

•	SunCoke’s ability, following the Merger, to generate sufficient cash flow from operations to enable it to pay its obligations and its current and expected dividends or to fund its liquidity needs;

•	The levels and maintenance of future dividends payable by SunCoke to SunCoke Stockholders;

•	Expected levels of future cash distributions by SXCP with respect to general partner interests, incentive distribution rights in SXCP and limited partner interests;

•	The effect of SunCoke’s debt level on its future financial and operating flexibility, including its ability to obtain additional capital on terms that are favorable to it;

•	SunCoke’s ability to access the debt and equity markets, which will depend on general markets conditions and the credit ratings for SunCoke’s debt obligations and equity; and

•	Amounts and nature of future capital requirements.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for SunCoke or SXCP to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this Schedule 14A, which forward-looking statements reflect SunCoke’s and SXCP’s management’s opinions only as of the date hereof. Except as required by law, SunCoke and SXCP undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Because forward-looking statements involve risks and uncertainties, SunCoke and SXCP caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include the risks set forth under the caption “Risk Factors” in the proxy statement, the qualifications in the section entitled “The Merger—Unaudited Financial Projections of SunCoke and SXCP,” and the risks set forth in in SunCoke’s Annual Report on Form 10-K for the year ended December 31, 2018, filed on February 15, 2019, SXCP’s Annual Report on Form 10-K for the year ended December 31, 2018, filed on February 15, 2019 and any subsequent Quarterly Reports on Form 10-Q filed by each of SunCoke and SXCP, each of which will be incorporated by reference in this Schedule 14A.